IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
iShares®
iShares U.S. ETF Trust
Supplement dated June 28, 2021 (the “Supplement”)
to the Summary Prospectus, Prospectus,
and the Statement of Additional Information (the “SAI”), each dated March 1, 2021, for the iShares Interest Rate Hedged High Yield Bond ETF (HYGH) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus, and the SAI for the Fund.
The following changes will take effect for the Fund on a date specified by the officers of the Trust, and such date shall be no earlier than September 1, 2021 and no later than December 31, 2021:

Current Investment Objective	New Investment Objective	Underlying Index
The iShares Interest Rate Hedged High Yield Bond ETF seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, High Yield corporate bonds.	The iShares Interest Rate Hedged High Yield Bond ETF seeks to track the investment results of an index designed to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, high yield corporate bonds.	BlackRock Interest Rate Hedged High Yield Bond Index
In connection with this change, all references in the Summary Prospectus, Prospectus, and SAI to the “benchmark provider” are replaced with “Index Provider”.
Changes in the Fund’s “Principal Investment Strategies”
The first three paragraphs of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” shall be deleted in their entirety and replaced with the following:
The Fund seeks to track the investment results of the BlackRock Interest Rate Hedged High Yield Bond Index (the “Underlying Index”), which is designed to minimize the interest-rate risk of a portfolio composed of U.S. dollar-denominated, high yield corporate bonds, represented in the Underlying Index by the Underlying Fund, by including a series of up to

10 interest rate swap contracts with different maturities (as determined by BlackRock Index Services, LLC (the “Index Provider”)). The Fund invests in U.S. dollar-denominated high yield corporate bonds primarily through its investment in the Underlying Fund. The Fund seeks to track the interest rate hedging component of the Underlying Index primarily through the use of positions in interest rate swaps (i.e., enter into a contract or contracts in which the Fund will make fixed-rate payments while receiving floating-rate payments based on a reference rate). The different maturities and weights of the swap contracts included in the Underlying Index are intended to hedge the portfolio’s duration exposure (i.e., sensitivity to changes in interest rates) at key points on the yield curve, as determined by the Index Provider. The Underlying Index includes a fixed number of shares (to be adjusted in the event of any stock splits) of the Underlying Fund, and the Index Provider rebalances the weights of the swap contracts included in the Underlying Index daily. On a monthly basis, the Index Provider will add new swap contracts to the Underlying Index and remove the previous month’s swap contracts. Finally, the Index Provider includes a 5% cash position in the Underlying Index in order to represent the collateral that is required to be kept available for the margin requirements for the swap contracts.
The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in component securities and instruments in the Fund’s Underlying Index.
The Fund may also invest in other interest rate futures contracts, including but not limited to, U.S. Treasuries, Eurodollar and Federal Funds futures. The Fund’s interest rate swap and futures positions are not intended to mitigate credit risk or other factors influencing the price of high yield corporate bonds, which may have a greater impact than interest rates.
After the fourth paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies,” the following paragraphs are added:
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after‑tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund and the Underlying Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities and/or other instruments that collectively have an investment profile similar to that of an applicable underlying index. The securities and/or other instruments selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund and the Underlying Fund may or may not hold all of the securities and/or other instruments in the Underlying Index.
The fifth paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” shall be deleted in its entirety.
After the last paragraph of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies,” the following paragraphs are added:
The Underlying Index is sponsored by the Index Provider, an affiliated person of the Fund and of BFA, the Fund’s investment adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that an underlying fund is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Changes in the “Summary of Principal Risks”
The first paragraph of the section of the Summary Prospectus and Prospectus entitled “Summary of Principal Risks” is deleted in its entirety and replaced with the following:
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. The order of the below risk factors does not indicate the significance of any particular risk factor.
The section of the Summary Prospectus and Prospectus entitled “Management Risk” is deleted in its entirety and replaced with the following:
Management Risk. As the Fund will not fully replicate the Underlying Index, it is subject to the risk that BFA’s investment strategy may not produce the intended results.
The section of the Summary Prospectus and Prospectus entitled “Summary of Principal Risks” is updated to add the following:
Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.
Passive Investment Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. INDEX EXCHANGE TRADED FUNDS (“ETFs”) THAT TRACK INDICES WITH SIGNIFICANT WEIGHT IN SWAP CONTRACTS MAY EXPERIENCE HIGHER TRACKING ERROR THAN OTHER INDEX ETFs THAT DO NOT TRACK SUCH INDICES.
Changes in “More Information About the Fund”
The second paragraph of the section of the Prospectus entitled “More Information About the Fund” is deleted in its entirety and replaced with the following:
BFA is the investment adviser to the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV.
The fourth paragraph of the section of the Prospectus entitled “More Information About the Fund” is deleted in its entirety.
The sub‑section “Investment Process” of the section of the Prospectus entitled “More Information About the Fund” is deleted in its entirety and replaced with the following:
The Fund invests in a particular segment of the financial market and seeks to track the performance of an interest rate hedged index that is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.
An index is a financial calculation, based on a grouping of financial instruments, and is not an investment product, while the Fund is an actual investment portfolio. The performance of the Fund and the Underlying Index may vary for a number of reasons, including transaction costs, non‑U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Underlying Index resulting from the Fund’s use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index. From time to time, the Index Provider may make changes to the methodology or other adjustments to the

Underlying Index. Unless otherwise determined by BFA, any such change or adjustment will be reflected in the calculation of the Underlying Index performance on a going-forward basis after the effective date of such change or adjustment. Therefore, the Underlying Index performance shown for periods prior to the effective date of any such change or adjustment will generally not be recalculated or restated to reflect such change or adjustment.
“Tracking error” is the divergence of the Fund’s performance from that of the Underlying Index. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.
An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.
The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.
Changes in “A Further Discussion of Principal Risks”
The section of the Prospectus entitled “Management Risk” is deleted in its entirety and replaced with the following:
Management Risk. Because BFA uses a representative sampling indexing strategy, the Fund will not fully replicate the Underlying Index and may hold securities not included in the Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
The section of the Prospectus entitled “A Further Discussion of Principal Risks” is updated to add the following:
Index-Related Risk. The Fund seeks to achieve a return that corresponds generally to the price and yield performance, before fees and expenses, of the Underlying Index as published by the Index Provider. There is no assurance that the Index Provider or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Underlying Index is designed to achieve, neither the Index Provider nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Index or its related data, and they do not guarantee that the Underlying Index will be in line with the Index Provider’s methodology. BFA’s mandate as described in this Prospectus is to manage the Fund consistently with the Underlying Index provided by the Index Provider to BFA. BFA does not provide any warranty or guarantee against the Index Provider’s or any agent’s errors. Errors in respect of the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Such errors may negatively or positively impact the Fund and its shareholders. For example, during a period where the Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Shareholders should understand that any gains from Index Provider errors will be kept by the Fund and its shareholders and any losses or costs resulting from Index Provider errors will be borne by the Fund and its shareholders.
Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance to the Underlying Index, which could cause the Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents of the Underlying Index that would otherwise be removed at rebalance due to changes in market value, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Underlying Index due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. When the Underlying Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Underlying Index may increase the costs to and the tracking error risk of the Fund.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to the

Underlying Index. The Fund invests in securities included in, or representative of, the Underlying Index, regardless of their investment merits. BFA generally does not attempt to invest the Fund’s assets in defensive positions under any market conditions, including declining markets.
Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. INDEX ETFs THAT TRACK INDICES WITH SIGNIFICANT WEIGHT IN SWAP CONTRACTS MAY EXPERIENCE HIGHER TRACKING ERROR THAN OTHER INDEX ETFs THAT DO NOT TRACK SUCH INDICES.
Changes in “A Further Discussion of Principal Investment Strategies”
The section of the Prospectus entitled “A Further Discussion of Principal Investment Strategies—Overview” is deleted in its entirety and replaced with the following:
The Fund allocates and reallocates its assets among direct investments in securities and other instruments, and in investments in the Underlying Fund consistent with the allocation and reallocation of securities in the Underlying Index as determined by the Index Provider. The Fund intends to invest a substantial portion of its assets in one underlying fund, the Underlying Fund. The Fund seeks to track the interest rate hedging component of the Underlying Index primarily through the use of positions in interest rate swaps (i.e., enter into a contract or contracts in which the Fund will make fixed-rate payments while receiving floating-rate payments based on a reference rate).

In addition, the Fund may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments, either directly or through one or more money market funds, as described in greater detail in the Fund’s SAI.
The Fund invests, though the Underlying Fund, in U.S. dollar-denominated high yield corporate securities and debt instruments, which are subject to additional risks, as described in this Prospectus and in the Fund’s SAI.
The second paragraph of the section of the Prospectus entitled “A Further Discussion of Principal Investment Strategies—The Underlying Fund” is deleted in its entirety.
Change in “Disclaimers”
The beginning of the section of the Prospectus entitled “Disclaimers” is updated to add the following two paragraphs:
The Fund is not sponsored, endorsed, sold or promoted by BlackRock Index Services, LLC. BlackRock Index Services, LLC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in funds generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. BlackRock Index Services, LLC is the licensor of certain trademarks, service marks and trade names of BlackRock Index Services, LLC and of the Underlying Index, which is determined, composed and calculated by BlackRock Index Services, LLC without regard to the issuer of the Fund or the Fund. BlackRock Index Services, LLC has no obligation to take the needs of the issuer of the Fund or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. BlackRock Index Services, LLC is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued or in the determination or calculation of the equation by which the shares are redeemable. BlackRock Index Services, LLC has no obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.
ALTHOUGH BLACKROCK INDEX SERVICES, LLC SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES THAT BLACKROCK INDEX SERVICES, LLC CONSIDERS RELIABLE, BLACKROCK INDEX SERVICES, LLC DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED

THEREIN. BLACKROCK INDEX SERVICES, LLC DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BLACKROCK INDEX SERVICES, LLC MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND BLACKROCK INDEX SERVICES, LLC HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BLACKROCK INDEX SERVICES, LLC HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Change in “General Description of the Trust and the Fund”
The second, third, fourth, and fifth paragraphs of the section of the SAI entitled “General Description of the Trust and the Fund” shall be deleted in their entirety and replaced by the following:
Each Fund is managed by BlackRock Fund Advisors (“BFA”), an indirect wholly-owned subsidiary of BlackRock, Inc., and generally seeks to track the investment results of the specific index identified in the applicable Prospectus for that Fund (each, an “Underlying Index”).
Changes in “Investment Strategies and Risks of the Funds”
The first, second, third, fourth, and fifth paragraphs of the section of the SAI entitled “Investment Strategies and Risks of the Funds” shall be deleted in their entirety and replaced by the following:
Each Fund seeks to achieve its investment objective primarily by investing in (i) each Fund’s Underlying Fund that is included in its applicable Underlying Index and (ii) the hedging component of the applicable Underlying Index by entering into interest rate swap contracts and other instruments. Each Fund operates as an index fund and is not actively managed. Adverse performance of an instrument in a Fund’s portfolio will ordinarily not result in the elimination of the instrument from the Fund’s portfolio.
Each Fund engages in representative sampling, which is investing in a sample of securities and/or other instruments selected by BFA to have a collective investment profile similar to that of the Fund’s Underlying

Index. Securities and/or other instruments selected have aggregate investment characteristics (based on market capitalization value and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Fund’s Underlying Index. A fund that uses representative sampling generally does not hold all of the securities and/or other instruments that are in its underlying index.
Addition of “Construction and Maintenance of the Underlying Indexes”
After the section of the SAI entitled “Portfolio Holdings Information,” the following new section entitled “Construction and Maintenance of the Underlying Indexes” shall be added:
Construction and Maintenance of the Underlying Indexes
Descriptions of the Underlying Indexes are provided below.
The BlackRock Indexes
The BlackRock Interest Rate Hedged High Yield Bond Index
The Underlying Index is maintained by the Index Provider. The Index Provider will also calculate the Underlying Index. The Fund will use the Underlying Index pursuant to a licensing agreement with the Index Provider. The license states that the Index Provider must provide the use of the Underlying Index and related intellectual property at no cost to the Fund.
Number of Components: approximately 11
Index Description. The BlackRock Interest Rate Hedged High Yield Bond Index (the “Underlying Index”) is designed to minimize the interest-rate risk of a portfolio composed of U.S. dollar-denominated, high yield corporate bonds, represented in the Underlying Index by the Underlying Fund.
Index Methodology. The Underlying Index is designed to minimize the interest-rate risk exposure of a portfolio composed of U.S. dollar-denominated, high yield corporate bonds, represented in the Underlying Index by the Underlying Fund, by including a series of up to 10 interest rate swap contracts with different maturities (as determined by BlackRock Index Services, LLC (the “Index Provider”)). The different maturities of the swap contracts included in the Underlying Index are intended to hedge the portfolio’s duration exposure (i.e., sensitivity to changes in interest rates) at key points on the yield curve, as determined by the Index Provider. The Underlying Index includes a fixed number of shares (to be adjusted in the event of any stock splits) of the Underlying Fund, and the Index Provider rebalances the weights of the swap contracts included in the Underlying Index daily. On a monthly basis, the Index Provider will add new swap contracts to the Underlying Index and remove the previous month’s swap contracts. Finally, the Index Provider includes a 5% cash position in the Underlying Index in order to represent the collateral that is required to be kept available for the margin requirements for the swap contracts.
Change in “Investment Policies”
The second paragraph of the section of the SAI entitled “Investment Policies—Non‑Fundamental Investment Policies—All Funds” shall be deleted in its entirety and replaced by the following:
Each Fund has adopted a non‑fundamental investment policy in accordance with Rule 35d‑1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in component securities and instruments in the Fund’s Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, an 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

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IS-A-HYGH-0621

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